Exhibit 99.4

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	7/01/11 - 7/31/11

BALANCE SHEET
Accrual Basis

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Current Assets
Unrestricted Cash and Equivalents	$504,791.70	$36,840.24
Restricted Cash and Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	6,056.71	242,091.94
Professional Retainers	53,117.00	54,703.60
Other Current Assets (attach schedule)	247,775.00	250,768.00
Total Current Assets	811,740.41	584,403.78

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property & Equipment	-	-

Other Assets
Loans to Insiders *
Other Assets (see schedule)	15,831,601.80	17,107,507.81
Total Other Assets	15,831,601.80	17,107,507.81

Total Assets	$16,643,342.21	$17,691,911.59

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	$3,936.06	$-
Taxes Payable (refer to Form MOR-4)	4,451.22
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	44,935.35
Amounts Due to Insiders * (defined in 11 U.S.C. Section 101(31))	-
Other Postpetition Liabilities (attach schedule)	52,766.07
Total Postpetition Liabilities	106,088.70	-
Liabilities Subject to Compromise
Secured Debt	-	2,005,050.59
Priority Debt	36,227.91	51,133.31
Unsecured Debt	10,539,096.94	9,494,040.48
Total Pre-Petition Liabilities	10,575,324.85	11,550,224.38
Total Liabilities	10,681,413.55	11,550,224.38

Owner Equity
Capital Stock	5,172,577.50	5,172,577.50
Additional Paid-In Capital	30,006,795.83	30,006,795.83
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	(27,441,016.10)	(27,441,016.10)
Retained Earning - Postpetition	(179,758.55)
Adjustments to Owner Equity (attach schedule)	(1,596,670.02)	(1,596,670.02)
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	5,961,928.66	6,141,687.21

Total Liabilities and Owners' Equity	$16,643,342.21	$17,691,911.59

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	7/01/11 - 7/31/11

BALANCE SHEET - continuation sheet

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Other Current Assets
Current Deferred Tax Asset	$247,775.00	$250,768.00

	$247,775.00	$250,768.00
Other Assets
Investment is Subsidiaries	$8,972,480.35	$8,972,480.35
Intercompany Receivables - Prometcor	4,686,643.53	4,686,643.53
Intercompany Receivables - RCPC Liquidating	25,076.00	999,740.57
Intercompany Receivables - RA Liquidating	25,076.00	-
Deferred Sale costs - Ronson Aviation	-	348,601.95
Non-Current Deferred Tax Asset	2,083,890.68	2,034,742.68
Rights Plan	329.94	4,125.86
Cash Surrender Value - Life Insurance	38,105.30	61,172.87
	$15,831,601.80	$17,107,507.81

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Other Postpetition Liabilities
Accrued Federal Income Tax	$-	$-
Accrued interest	18,664.43
Accrued vacation	12,322.25
Accrued audit costs	15,716.88
Employee 401K deferrals	-
Other accrued expenses	6,062.51
	$52,766.07	$-

Adjustments to Owner Equity
Treasury Stock	$(1,596,670.02)	$(1,596,670.02)

	$(1,596,670.02)	$(1,596,670.02)

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	7/01/11 - 7/31/11

BALANCE SHEET
Accrual Basis

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Current Assets
Unrestricted Cash and Equivalents	$1,154,676.69	$55,407.50
Restricted Cash and Equivalents (see continuation sheet)	250,162.43	1,317,411.24
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	8,973.52	8,973.52
Professional Retainers
Other Current Assets (attach schedule)	30,347.00	22,721.00
Total Current Assets	1,444,159.64	1,404,513.26

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property & Equipment	-	-

Other Assets
Loans to Insiders *
Other Assets (see schedule)	2,595,877.46	3,168,615.99
Total Other Assets	2,595,877.46	3,168,615.99

Total Assets	$4,040,037.10	$4,573,129.25

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	$346.25	$-
Taxes Payable (refer to Form MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	38,965.36
Amounts Due to Insiders *
Other Postpetition Liabilities (attach schedule)	25,076.00
Total Postpetition Liabilities	64,387.61	-
Liabilities Subject to Compromise
Secured Debt	-	1,940.56
Priority Debt	-	1,022.54
Unsecured Debt	2,948,205.95	3,243,166.33
Total Pre-Petition Liabilities	2,948,205.95	3,246,129.43
Total Liabilities	3,012,593.56	3,246,129.43

Owner Equity
Capital Stock	100.00	100.00
Additional Paid-In Capital	1,250,000.00	1,250,000.00
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	74,167.82	74,167.82
Retained Earning - Postpetition	(299,556.28)
Adjustments to Owner Equity (attach schedule)	2,732.00	2,732.00
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	1,027,443.54	1,326,999.82

Total Liabilities and Owners' Equity	$4,040,037.10	$4,573,129.25

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	7/01/11 - 7/31/11

BALANCE SHEET - continuation sheet

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Other Current Assets
Deferred income tax assets	$30,347.00	$22,721.00

	$30,347.00	$22,721.00
Other Assets
Account receivable - RCC, Inc.	$399,075.89	$263,206.89
Account receivable - RA Liquidating Corp	95,854.95	2,473,273.07
Account receivable - RCLC, Inc.	830,596.59
Deferred income tax assets	1,270,350.03	432,136.03

	$2,595,877.46	$3,168,615.99

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Other Postpetition Liabilities
Due to RCLC, Inc.	$25,076.00	$-
Due to RA Liquidating Corp	-
Due to RCC, Inc.	-

	$25,076.00	$-

Adjustments to Owner Equity
Accum other comprehensive loss	$2,732.00	$2,732.00

	$2,732.00	$2,732.00

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	7/01/11 - 7/31/11

BALANCE SHEET
Accrual Basis

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Current Assets
Unrestricted Cash and Equivalents	$1,084,759.88	$39,998.00
Restricted Cash and Equivalents (see continuation sheet)
Accounts Receivable (Net)	-	143,218.00
Notes Receivable
Inventories		223,977.00
Prepaid Expenses		91,243.00
Professional Retainers	-	25,000.00
Other Current Assets (attach schedule)	567,376.03	527,549.00
Total Current Assets	1,652,135.91	1,050,985.00

Property and Equipment
Real Property and Improvements		5,505,335.00
Machinery and Equipment		667,352.00
Furniture, Fixtures and Office Equipment		346,616.00
Leasehold Improvements		1,108,308.00
Vehicles		15,872.00
Less Accumulated Depreciation		(4,389,112.00)
Total Property & Equipment	-	3,254,371.00

Other Assets
Loans to Insiders *
Other Assets (see schedule)	3,862,391.21	3,514,233.00
Total Other Assets	3,862,391.21	3,514,233.00

Total Assets	$5,514,527.12	$7,819,589.00

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	$(10,075.00)	$-
Taxes Payable (refer to Form MOR-4)	922.78
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	41,264.01
Amounts Due to Insiders *	-
Other Postpetition Liabilities (attach schedule)	137,954.63
Total Postpetition Liabilities	170,066.42	-
Liabilities Subject to Compromise
Secured Debt		3,576,750.00
Priority Debt	6,122.47	21,836.00
Unsecured Debt	1,369,228.32	3,234,837.58
Total Pre-Petition Liabilities	1,375,350.79	6,833,423.58
Total Liabilities	1,545,417.21	6,833,423.58

Owner Equity
Capital Stock	9,040.00	9,040.00
Additional Paid-In Capital	5,987,035.74	5,987,036.00
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	(5,009,910.58)	(5,009,910.58)
Retained Earning - Postpetition	2,982,944.75
Adjustments to Owner Equity (attach schedule)

Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	3,969,109.91	986,165.42

Total Liabilities and Owners' Equity	$5,514,527.12	$7,819,589.00

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	7/01/11 - 7/31/11

BALANCE SHEET - continuation sheet

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Other Current Assets
Deferred income tax assets	$67,193.00	$120,059.00
Deferred costs of business sale		397,995.00
Other receivables		9,495.00
Environmental escrow accounts	500,183.03
	$567,376.03	$527,549.00
Other Assets
Deferred income tax assets	$404,927.00	$888,294.00
Deferred loan costs	-	98,201.00
Trademark		2,000.00
Accrued income tax - intercompany allocation	-	313,071.00
Account receivable - RCLC	3,457,464.21	2,212,667.00
	$3,862,391.21	$3,514,233.00

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Other Postpetition Liabilities
Employee 401k deductions	$-	$-
Other payroll deductions
Sales and use taxes
Accrued vacation, sick, and holiday pay
Accrued audit fees	8,333.30
Accrued line service incentive pay
Accrued interest expense
Accrued other bank charges
Accrued 401k Company match
Accrued credit card fees
Accrued income taxes
Accrued other	8,690.38
Deferred rental income
Intercompany payable - RCLC, Inc.	25,076.00
Intercompany payable - RCPC Liq Corp	95,854.95
	$137,954.63	$-

Adjustments to Owner Equity
	$-	$-

	$-	$-

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

	$-	$-